UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Donald Kish has been appointed Senior Vice President, Corporate Controller & Principal Accounting Officer of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), effective May 23, 2018.

Mr. Kish succeeds Robert Mailloux, who was appointed to this position in April 2010. This transition reflects Freddie Mac’s ongoing efforts to rotate responsibilities and provide development opportunities for its officers. Mr. Mailloux will remain with Freddie Mac in a senior capacity, assisting Mr. Kish with the transition and assuming responsibility for the leadership of several important Finance Division initiatives.

Mr. Kish, 49, has served as Vice President, Single-Family Controller since August 2014. Previously, he served as Vice President with responsibility for various accounting and control matters, in support of both the Single-Family Business Division and the Investments and Capital Markets Division, from 2004 to 2014. He joined Freddie Mac in April 2002.

Mr. Kish is eligible to participate in Freddie Mac’s Executive Management Compensation Program, which is filed as Exhibit 10.2 to Freddie Mac’s Quarterly Report on Form 10-Q filed on August 4, 2015 and is incorporated herein by reference. For a description of this program, see Freddie Mac’s Annual Report on Form 10-K filed on February 15, 2018 (the “2017 Annual Report”).

Under the Executive Management Compensation Program, Mr. Kish’s approved Target Total Direct Compensation for 2018 will be $775,000, consisting of Base Salary of $400,000, Fixed Deferred Salary of $142,500, and At-Risk Deferred Salary of $232,500.

Mr. Kish is subject to non-competition as well as non-solicitation and non-recruitment restrictions for a period of one year following any termination of his employment, and he is also subject to certain restrictions concerning treatment of confidential information obtained during the course of his employment. A copy of his Restrictive Covenant and Confidentiality Agreement is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Freddie Mac has entered into a Recapture and Forfeiture Agreement (the “Recapture Agreement”) with Mr. Kish, dated May 22, 2018. The form of the Recapture Agreement is filed as Exhibit 10.18 to Freddie Mac’s Annual Report on Form 10-K filed on February 16, 2017, which is incorporated herein by reference. For a description of this Recapture Agreement, see the 2017 Annual Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the Exhibit Index below are being filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	2015 Executive Management Compensation Program (incorporated by reference to Exhibit 10.2 to Registrant’s Quarterly Report on Form 10-Q filed on August 4, 2015)†

10.2	Restrictive Covenant and Confidentiality Agreement, dated May 22, 2018, between Freddie Mac and Donald Kish†

10.3	Executive Management Compensation Program Recapture and Forfeiture Agreement (incorporated by reference to Exhibit 10.18 to Registrant’s Annual Report on Form 10-K filed on February 16, 2017)†

† This exhibit is a management or compensatory plan or arrangement.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ James G. Mackey
James G. Mackey
Executive Vice President - Chief Financial Officer

Date: May 23, 2018

Freddie Mac Form 8-K